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                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

Name                                                                                        Jurisdiction of Organization
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
Bell Microproducts Canada Inc.                                                                     California
     Bell Microproducts Canada--Tenex Data ULC                                                     Nova Scotia
         Forefront Graphics Corporation                                                            Ontario
Bell Microproducts--Future Tech, Inc.                                                              California
     Don Bell Microproducts Chile, S.A.                                                            Chile
     Bell Microproducts do Brasil, Ltda.                                                           Brazil
Rorke Data, Inc.                                                                                   Minnesota
     Rorke Data Europe Holding B.V.                                                                Netherlands
         Rorke Data Europe B.V.                                                                    Netherlands
         Rorke Data Europe Realty B.V.                                                             Netherlands
         Rorke Data Italy s.r.l.                                                                   Italy
Ideal Hardware Limited                                                                             United Kingdom
     Ideal Hardware (Europe) Limited                                                               United Kingdom
     Logical Online Limited                                                                        United Kingdom
     Unifund Limited                                                                               United Kingdom
     Ideal UniSolve Limited                                                                        United Kingdom
Bell Microproducts Europe Inc.                                                                     California
     Bell Microproducts Europe Limited                                                             United Kingdom
     Bell Microproducts SARL                                                                       France
     Bell Microproducts GmbH                                                                       Germany
     Bell Microproducts Europe C.V.                                                                Netherlands
         Bell Microproducts Europe B.V.                                                            Netherlands
              Touch The Progress Group B.V.                                                        Netherlands
                  Touch The Progress International B.V.                                            Netherlands
                      Touch The Progress B.V.                                                      Netherlands
                      Touch The Progress N.V.                                                      Belgium
                      Touch The Progress GmbH                                                      Germany
                      Touch The Progress GmbH                                                      Austria
                  Technology Distribution Group International B.V.                                 Netherlands
                      Technology Distribution Group B.V.                                           Netherlands
Bell Microproducts Limited                                                                         United Kingdom
Total Tec Systems, Inc.                                                                            New Jersey
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